                                                                   Exhibit 99.2
                         NOTICE OF GUARANTEED DELIVERY

                 For Tender Of Any And All Of Its Outstanding
      10% Senior Subordinated Notes Due August 15, 2011 (the "Old Notes")

                                      of

                         Compass Minerals Group, Inc.

   This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to tender Old Notes pursuant to the Exchange Offer described
in the Prospectus dated [      ], 2002 (as the same may be amended or
supplemented from time to time, the "Prospectus") of Compass Minerals Group, Inc. (the "Company"), if certificates for the Old Notes are not immediately available, or time will not permit the Old Notes, the Letter of Transmittal and all other required documents to be delivered to The Bank of New York (the
"Exchange Agent") prior to 5:00 p.m., New York City time, on [      ], 2002 or
such later date and time to which the Exchange Offer may be extended (the "Expiration Date"), or the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent, and must be received by the Exchange Agent prior to the Expiration Date. See "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                             THE BANK OF NEW YORK


                                    By Facsimile:
          By Mail:           (Eligible Institutions Only) By Hand or Overnight Courier:
    The Bank of New York            (212) 235-2261            The Bank of New York
      15 Broad Street          Attention: Diane Amoroso         15 Broad Street
Reorganization Unit-16th Fl.    Confirm by Telephone:     Reorganization Unit-16th Fl.
     New York, NY 10007             (212) 235-2353             New York, NY 10007




   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

   Ladies and Gentlemen:

   The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, the Old Notes indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

   Name(s) of Registered Holder(s):__________________________________________
                                        (Please Print or Type)

   Signature(s):_____________________________________________________________

   Address(es):______________________________________________________________

   Area Code(s) and Telephone Number(s):_____________________________________

   Account Number:___________________________________________________________

   Date:_____________________________________________________________________

                    Certificate No(s).        Principal Amount of
                      (if available)          Old Notes Tendered*
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   * Must be in integral multiples of $1,000 principal amount at maturity.

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                               PLEASE SIGN HERE
   X_________________________________________________________________________

   X_________________________________________________________________________
     Signature(s) or Owner(s) or Authorized Signatory  Date

   Area Code and Telephone Number:___________________________________________

       Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)

    Name(s): ________________________________________________________________

    _________________________________________________________________________

    _________________________________________________________________________

    Capacity: _______________________________________________________________

    Address(es): ____________________________________________________________

    _________________________________________________________________________

    _________________________________________________________________________

               THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED

        GUARANTEE OF DELIVERY (Not to be used for signature guarantee)

   The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility of The Depository Trust Company ("DTC") with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees and any other required documents, all within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

Name of Firm: _______________________     _____________________________________
                                                  Authorized Signature

Address: ____________________________     Name: _____________________________
                                                  Please Print or Type

_______________________________________   Title: ____________________________
                                                                       Zip Code


Telephone No.: ______________________     Date: _____________________________


Note:  Do not send certificates for Old Notes with this form.

   The institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the certificates representing any Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC) and the Letter of Transmittal to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.